                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      December 9, 2004

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)



          0-22141                                              38-2606945
(Commission File Number)                       (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
               (Address of Principal Executive Office)  (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

         (Former Name and Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On December 9, 2004 the Covansys Corporation Board of Directors voted to adopt the Directors Annual Compensation schedule (as listed below) effective January 1, 2005. The compensation is applicable only for Directors who are not otherwise employees or executives of Covansys Corporation.

                             DIRECTOR COMPENSATION

Base Compensation                            $3,000 per month

Board Meeting attendance                     $1,500 per meeting

Committee Chair

     Audit                                   $15,000 per year

     Compensation                            $5,000 per year

     Finance                                 $5,000 per year

     Nominating &
     Governance                              $5,000 per year

Committee meeting
attendance (if not on same
day as Board meeting)                        $1,500 per meeting

Conference Call
Attendance at Meeting                        $1,500 per meeting

Initial Option Grant Upon
Joining Board                                10,000 options

Annual Option Grant                          5,000 options

Additional Board work                        $2,500 per day


           This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                  Covansys Corporation

Dated: December 9, 2004

                                                  By: /s/ Thomas E. Lindsey
                                                  Vice President, Controller and
                                                  Chief Accounting Officer